UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2013

LSI CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On December 15, 2013, LSI Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Avago Technologies Limited, a limited company organized under the laws of the Republic of Singapore (“Avago”), Avago Technologies Wireless (U.S.A.) Manufacturing Inc., a Delaware corporation and an indirect wholly owned subsidiary of Avago (“Parent”) and Leopold Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Avago. The Merger Agreement was unanimously approved by the Company’s Board of Directors. On December 16, 2013, the Company issued a joint press release relating to the execution of the Merger Agreement. The full text of the joint press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

Additionally, on December 16, 2013, the Company distributed a joint investor presentation in connection with a conference call conducted with analysts and investors to discuss the Merger. The full text of the presentation is attached as Exhibit 99.2 and incorporated in its entirety herein by reference.

In connection with the transactions contemplated by the Merger Agreement, the Company will discontinue its quarterly dividend after paying the dividend scheduled to be paid on December 20, 2013, and will discontinue repurchases of its common stock.

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although Avago Technologies Limited (“Avago”) and LSI Corporation (“LSI”) believe that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Avago, LSI or their respective business or operations. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of LSI to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger, including clearance from the Committee on Foreign Investment in the United States, are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of LSI and Avago to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of LSI or Avago; (5) the ability of LSI to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Avago to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in LSI’s and Avago’s respective most recent Annual Reports on Form 10-K and LSI’s and Avago’s more recent reports filed with the SEC. LSI and Avago can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither LSI nor Avago undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It; Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and Avago Technologies Limited (“Avago”). The proposed transaction will be submitted to the stockholders of LSI for their consideration. In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC. LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction. LSI’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI. Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.

LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC. Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint press release of Avago Technologies Limited and LSI Corporation, dated December 16, 2013

99.2	Joint investor presentation of Avago Technologies Limited and LSI Corporation, dated December 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI Corporation

Date: December 16, 2013	By:	/s/ Bryon Look
Bryon Look Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint press release of Avago Technologies Limited and LSI Corporation, dated December 16, 2013

99.2	Joint investor presentation of Avago Technologies Limited and LSI Corporation, dated December 16, 2013